Exhibit 32.1

Certification of Jason A. Kulas, Chief Executive Officer,
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officer of EZCORP, Inc. hereby certifies that (a) EZCORP’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and (b) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of EZCORP.

Date: May 5, 2021

/s/ Jason A. Kulas
Jason A. Kulas
Chief Executive Officer